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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                February 3, 1997
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                                Carnegie Bancorp
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              (Exact name of registrant as specified in its charter)


        New Jersey                     0-2456                   22-3257100
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


           619 Alexander Road, Princeton, New Jersey     08540
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           (Address of principal executive offices)    (Zip Code)



        Registrant's telephone number, including area code (609) 520-0601
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Item 5. Other Events.

     On Monday, February 3, 1997, the Registrant issued a press release announcing (a) its results of operations for the year ended December 31, 1996,
(b) a 5% stock dividend and (c) an increase in its quarterly cash dividend.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Carnegie Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CARNEGIE BANCORP
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                                           Registrant

Dated: February 4, 1997                    By: /s/ RICHARD ROSA
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                                               Richard Rosa,
                                               Chief Financial Officer

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                                 EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.                      Description
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    99           Press Release dated February 3, 1997 announcing Registrant's results of operations for the year ended December 31, 1995, Registrant's 5% stock dividend and an increase in Registrant's cash dividend.

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